Exhibit 10.5

                  SECOND AMENDED AND RESTATED PLEDGE AGREEMENT


                  THIS SECOND AMENDED AND RESTATED PLEDGE AGREEMENT (as amended, restated, supplemented, or otherwise modified, this "Pledge Agreement"), dated as of November 15, 1999, is made by GT Interactive Software Corp. (the "Borrower") and certain of its subsidiaries identified on the signature pages attached hereto (together with the Borrower and each additional subsidiary who becomes party hereto pursuant to a Joinder Agreement, the "Pledgors", each individually, a "Pledgor") in favor of First Union National Bank, a national banking association, as administrative agent (the "Administrative Agent"), for the ratable benefit of the Administrative Agent and the financial institutions who are or may from time to time become parties to the Credit Agreement referred to below (the "Lenders") and California U.S. Holdings, Inc. ("Infogrames U.S."), a wholly-owned Subsidiary of Infogrames Entertainment, SA, a societe anonyme organized under the laws of France.

                              STATEMENT OF PURPOSE

                  Pursuant to the terms of the Credit Agreement, dated as of September 11, 1998 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among the Borrower, the Lenders and the Administrative Agent, the Lenders agreed to make certain Extensions of Credit to the Borrower as more particularly described therein.

                  In connection with the execution and delivery of the Credit Agreement, the Borrower executed and delivered in favor of the Administrative Agent a Pledge Agreement, dated as of September 11, 1998 (as amended, restated, supplemented or otherwise modified prior to June 29, 1999, the "Existing Pledge Agreement"), pursuant to which the Borrower pledged to the Administrative Agent, for the ratable benefit of the Lenders and the Administrative Agent, security interests in the Collateral to secure the Obligations (as such terms are defined in the Existing Pledge Agreement).

                   In connection with the execution and delivery of the Second Amendment, Waiver and Agreement, dated as of June 29, 1999, under the Credit Agreement, the Borrower executed and delivered in favor of the Administrative Agent, for the ratable benefit of the Lenders and the Administrative Agent, an Amended and Restated Pledge Agreement, dated as of June 29, 1999 (as heretofore amended, restated, supplemented or otherwise modified, the "Amended and Restated Pledge Agreement"), pursuant to which the Borrower (i) reaffirmed its previous grant to the

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Administrative  Agent,  for the  ratable  benefit  of the  Lenders  and the
Administrative Agent, of security interests in the Collateral under, and as defined in, the Existing Pledge Agreement and (ii) granted to the Administrative Agent, for the ratable benefit of the Lenders and the Administrative Agent, security interests in the Collateral to secure the Obligations (as such terms are defined in the Amended and Restated Pledge Agreement).

                  The Borrower has advised the Administrative Agent and the Lenders that Infogrames U.S. has agreed to provide a term loan to the Borrower in the original principal amount of $25,000,000 (the "Infogrames Bridge Loan"), as evidenced by, and pursuant to the provisions of, a term note, dated November 15, 1999 (the "Infogrames Bridge Loan Note"), by the Borrower in favor of Infogrames U.S. and secured by security interests in substantially all of the assets of the Borrower and the Guarantors, which security interests shall be junior and subordinate to the extent set forth herein to the security interests granted to the Administrative Agent, for the ratable benefit of the Lenders and the Administrative Agent, in the Existing Pledge Agreement, the Amended and Restated Pledge Agreement and this Pledge Agreement.

                  In connection with, among other things, the incurrence of the Infogrames Bridge Loan and the execution and delivery of the Infogrames Bridge Loan Note, the Borrower, the Lenders and the Administrative Agent have agreed to execute a Third Amendment, Consent, Waiver and Agreement, dated as of November 15, 1999 (the "Third Amendment"), under the Credit Agreement to, among other things, amend and waive certain provisions thereof and consent to the incurrence of the Infogrames Bridge Loan and the grant of the security interests in favor of Infogrames U.S. as more fully set forth below.

                  The Pledgors are the record and beneficial owner of (i) the shares of Pledged Stock (as hereinafter defined) issued by certain corporations as specified on Schedule I attached hereto and incorporated herein by reference (collectively, the "Issuers") and (ii) the Partnership/LLC Interests (as hereinafter defined) in the partnerships and limited liability companies listed on Schedule I hereto (collectively, the "Partnerships/LLCs").

                  In connection with the transactions contemplated by the Third Amendment and the Infogrames Bridge Loan Note and as a condition precedent thereto, the Borrower and Infogrames U.S. have requested that the Amended and Restated Pledge Agreement be further amended and restated, and that each Pledgor execute and deliver this Pledge Agreement together with, the Pledged Stock,

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to the extent not  previously  delivered to the  Administrative  Agent,  and the
Partnership/LLC Interests to the Administrative Agent, for the ratable benefit of the Administrative Agent, the Lenders, and Infogrames U.S., and each of the Pledgors has agreed to do so pursuant to the terms hereof.

                  NOW, THEREFORE, in consideration of the foregoing premises and to induce (i) the Administrative Agent and the Lenders to enter into the Third Amendment and (ii) Infogrames U.S. to make the Infogrames Bridge Loan, each of the parties hereto hereby agrees as follows:

                  1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are used as so defined, and the following terms shall have the following meanings:

                  "Bank Obligations" means the Pledgors' obligations under the Loan Documents in respect of the unpaid principal of and interest on the Notes (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Pledgor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and all other obligations and liabilities of the Pledgors to the Administrative Agent, the Issuing Lender and the Lenders in respect of the Loans, the Notes, the Letters of Credit, the L/C Obligations, any Hedging Agreements permitted or required under the Credit Agreement, the Concentration Account or any cash management arrangements with any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, the Letters of Credit, the L/C Obligations, any Hedging Agreements permitted or required under the Credit Agreement, this Pledge Agreement, the other Loan Documents or any other document made, delivered or given in connection herewith in respect of the Bank Obligations or therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent, the Issuing Lender or the Lenders that are required to be paid by any Pledgor pursuant to the terms of the Credit Agreement, this Pledge Agreement or any

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         other Loan Document).

                  "Bridge Obligations" means the Pledgors' obligations under the
         Infogrames Bridge Loan Documents in respect of the unpaid principal of and interest on the Infogrames Bridge Loan Note (including, without limitation, interest accruing at the then applicable rate provided in the Infogrames Bridge Loan Note after the maturity of the Infogrames Bridge Loan and interest accruing at the then applicable rate provided in the Infogrames Bridge Loan Note after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Pledgor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and all other obligations and liabilities of the Pledgors to Infogrames U.S. in respect of the Infogrames Bridge Loan or the Infogrames Bridge Loan Note, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Infogrames Bridge Loan Note or the other Infogrames Bridge Loan Documents, in each case whether on account of principal, interest, fees, indemnities, costs, expenses or otherwise (including, without limitation, (a) the obligations of the Borrower under the Infogrames Securities Purchase Agreement to pay or reimburse Infogrames or Infogrames U.S. for costs and expenses (including without limitation, reasonable fees and disbursements of counsel to Infogrames or Infogrames U.S.) incurred or paid by Infogrames or Infogrames U.S. in connection with the Infogrames Securities Purchase Agreement and (b) all reasonable fees and disbursements of counsel to Infogrames U.S. that are required to be paid by any Pledgor pursuant to the terms of the Infogrames Bridge Loan Note or any other Infogrames Bridge Loan Document).

                  "Code" means the Uniform Commercial Code as in effect in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "Code" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

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                  "Collateral"  means,  with respect to each Pledgor,  the Stock
         Collateral and the Partnership/LLC Collateral.

                  "Event of Default" means an Event of Default under, and as defined in, the Credit Agreement or the Infogrames Bridge Loan Note.

                  "Infogrames Bridge Loan Documents" means the Infogrames Bridge Loan Note, the Guaranty Agreement, the Security Agreement and this Pledge Agreement.

                  "Obligations" means, collectively, the Bank Obligations and the Bridge Obligations.

                  "Partnership/LLC Collateral" means, with respect to each Pledgor, all of the Partnership/LLC Interests of such Pledgor in the Partnerships/LLCs and all Proceeds therefrom.

                  "Partnership/LLC Interests" means, with respect to each Pledgor, the entire partnership or membership interest of such Pledgor in each Partnership/LLC listed under such Pledgor's name on Schedule I hereto, including, without limitation, such Pledgor's capital account, such Pledgor's interest as a partner or member in the net cash flow, net profit and net loss, and items of income, gain, loss, deduction and credit of the Partnerships/LLCs, such Pledgor's interest in all distributions made or to be made by the Partnerships/LLCs to such Pledgor and all of the other economic rights, titles and interests of such Pledgor as a partner or member of the Partnerships/LLCs, whether set forth in the partnership agreement or membership agreement of the Partnerships/LLCs, by separate agreement or otherwise.

                  "Permitted Liens" means all Liens respecting the Collateral permitted pursuant to Section 10.3 of the Credit Agreement.

                  "Pledged Stock" means, with respect to each Pledgor, the shares of capital stock of each Issuer listed under such Pledgor's name on Schedule I hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by any Issuer to such Pledgor while this Pledge Agreement is in effect.

                  "Proceeds"  means all  "proceeds"  as such term is  defined in
         Section 9-306(1) of the Code on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock and the

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         Partnership/LLC  Interests,  collections thereon,  proceeds of sale thereof or distributions with respect thereto.

                  "Standstill Expiration Date" shall have the meaning assigned thereto in Paragraph 16.

                  "Stock Collateral" means, with respect to each Pledgor, the Pledged Stock owned by such Pledgor and all Proceeds therefrom.

                  2. Pledge and Grant of Security Interest.

                  (a) Each Pledgor hereby delivers to the Administrative Agent, for the benefit of the Administrative Agent, the Lenders and Infogrames U.S., all of the Pledged Stock of such Pledgor, to the extent not previously delivered to the Administrative Agent.

                  (b) Each Pledgor hereby confirms and reaffirms its grant of a security interest in the Collateral (as defined in the Amended and Restated Pledge Agreement) pursuant to the Amended and Restated Pledge Agreement. In order to secure the payment when due whether at the stated maturity, by acceleration or otherwise of the Bank Obligations, each Pledgor hereby grants to the Administrative Agent, for the ratable benefit of the Lenders and the Administrative Agent, a first priority security interest in the Pledged Stock listed under such Pledgor's name on Schedule I and all of such Pledgor's other Collateral.

                  (c) In order to secure  the  payment  when due  whether at the stated maturity, by acceleration or otherwise of the Bridge Obligations, each Pledgor hereby grants to Infogrames U.S. a security interest in the Pledged Stock listed under such Pledgor's name on
         Schedule I and all of such Pledgor's other Collateral junior only to the security interests granted to the Administrative Agent, for the ratable benefit of the Lenders and the Administrative Agent, and other Permitted Liens, in each case to the extent provided herein.

                  (d) As set forth in the separate granting clauses contained in subsections (b) and (c) above, it is the intent of the Pledgor, the Administrative Agent, the Lenders and Infogrames U.S. that this Pledge Agreement shall create two separate and distinct Liens, a senior Lien in favor of the Administrative Agent, for the benefit of the Lenders and the

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         Administrative Agent, and a separate junior Lien in favor of Infogrames
         U.S.

                 3. Stock Powers; Register of Pledge. Concurrently with the delivery to the Administrative Agent of each certificate representing one or more shares of Pledged Stock (with respect to each Domestic Subsidiary, and, where applicable, with respect to each Foreign Subsidiary), each Pledgor shall have delivered, or to the extent not previously delivered to the Administrative Agent shall deliver, an undated stock power covering such certificate, duly executed in blank by such Pledgor with, if the Administrative Agent so requests, signature guaranteed.

                 4. Pledgor Remains Liable. Anything herein to the contrary notwithstanding, (a) none of each Pledgor shall remain liable to perform all of its duties and obligations as a partner or member of the Partnerships/LLCs to the same extent as if this Pledge Agreement had not been executed, (b) the exercise by the Administrative Agent or, of any of the rights hereunder shall not release any Pledgor from any of its duties or obligations as a partner or member of the Partnerships/LLCs and (c) none of the Administrative Agent, any Lender or Infogrames U.S. shall have any obligation or liability as a partner or member of the Partnerships/LLCs by reason of this Pledge Agreement.

                  5.   Representations  and  Warranties.   Each  Pledgor  hereby
represents and warrants to the Administrative Agent, each Lender and Infogrames U.S. that:

                  (a) such Pledgor is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to execute and deliver, to perform its obligations under, and to grant the Lien on its Collateral pursuant to, this Pledge Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the Lien on its Collateral pursuant to, this Pledge Agreement;

                  (b) this Pledge Agreement constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

                  (c) the execution, delivery and performance by such Pledgor of this Pledge Agreement will not violate any

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         provision  of any (i)  Applicable  Law relating to such Pledgor or (ii)
         material contractual obligation of the Pledgor, the violation of which could reasonably be expected to have a Material Adverse Effect, and will not result in the creation or imposition of any Lien on any of the properties or the revenues of such Pledgor pursuant to any Applicable Law or such contractual obligation, except as contemplated hereby and by the Credit Agreement;

                  (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Pledgor or any Issuer or any general or limited partner or member of any Partnership/LLC), is required in connection with the execution, delivery or performance by, or validity or enforceability against, such Pledgor of this Pledge Agreement, except (i) as may be required in connection with the disposition of the Pledged Stock and the Partnership/LLC Interests by laws affecting the offering and sale of securities generally and (ii) filings under the Code;

                  (e) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Pledgor, threatened by or against such Pledgor or against any of its properties or revenues, in each case with respect to this Pledge Agreement or any of the transactions contemplated hereby;

                  (f) the shares of Pledged Stock listed under such Pledgor's name on Schedule I constitute all of the issued and outstanding shares of all classes of the capital stock of each Issuer that is a Domestic Subsidiary and constitute sixty-five percent (65%) of all of the issued and outstanding shares of all classes of capital stock of each Issuer that is a Foreign Sub-sidiary, in each case owned by such Pledgor, and
         Schedule I accurately reflects such Pledgor's Partnership/LLC Interest in each of the Partnerships/LLCs listed under such Pledgor's name on
         Schedule I and the Partnership/LLC Interests pledged by such Pledgor constitute all of the outstanding ownership interests in which such Pledgor has any right, title or interest in each Partnership/LLC which is a Domestic Subsidiary and constitutes sixty-five percent (65%) of the outstanding ownership interests in which such Pledgor has

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         any  right,  title  and  interest  in each  Partnership/LLC  which is a
         Foreign Subsidiary;

                  (g) the shares of Pledged Stock listed under such Pledgor's name on Schedule I have been duly and validly issued and are fully paid and nonassessable and all of the Partnership/LLC Interests listed under such Pledgor's name on Schedule I have been duly and validly issued;

                  (h) such Pledgor is the record and beneficial owner of, and has good and marketable title to the Pledged Stock and Partnership/LLC Interests listed under such Pledgor's name on Schedule I, free of any and all Liens or options in favor of, or claims of, any other Person, except the Liens created by this Pledge Agreement or Permitted Liens;

                  (i) the jurisdiction in which such Pledgor is located for purposes of Section 9-103 and Section 9-401 of the Code is listed opposite such Pledgor's name on Schedule II hereto;

                  (j) upon delivery to the Administrative Agent of the stock certificates evidencing such Pledgor's Pledged Stock and the filing of appropriate financing statements (or, with respect to any Foreign Subsidiary, any filing required by the applicable foreign jurisdiction) in the jurisdictions listed opposite such Pledgor's name on Schedule II , the Liens granted by such Pledgor pursuant to this Pledge Agreement will constitute valid, perfected first priority Liens in respect of the Bank Obligations and Liens in respect of the Bridge Obligations, which are junior only to the security interests in respect of the Bank Obligations and the Permitted Liens, on the Collateral, enforceable as such against all creditors of such Pledgor and any Persons purporting to purchase any of such Collateral from such Pledgor; and

                  (k) such Pledgor has delivered to the Administrative Agent true and complete copies of the partnership agreements and operating agreements, as applicable, for each of the Partnerships/LLCs listed under such Pledgor's name on Schedule I, which partnership agreements and operating agreements are currently in full force and effect and have not been amended or modified except as disclosed to the Administrative Agent in writing.

                  6. Certain Covenants. Each Pledgor hereby covenants and agrees with the Administrative Agent, the Lenders and Infogrames U.S., that, from and after the date of this Pledge

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Agreement until the Obligations are paid in full and the Aggregate Commitment is terminated:

                  (a) As a partner or member in the Partnerships/LLCs listed under such Pledgor's name on Schedule I, it will abide by, perform and discharge each and every material obligation, covenant and agreement to be abided by, performed or discharged by such Pledgor as and when required under the terms of the partnership agreements and operating agreements, as applicable, of such Partnerships/LLCs, at no cost or expense to the Administrative Agent, the Lenders or Infogrames U.S.

                  (b) If such Pledgor shall, as a result of its ownership of the Collateral, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the Administrative Agent and Infogrames U.S., hold the same in trust for the Administrative Agent and Infogrames U.S. and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Pledgor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Pledgor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations; provided, that at no time shall the Pledged Stock or Partnership/LLC Interests of any Issuer or Partnership/LLC that is a Foreign Subsidiary exceed sixty-five percent (65%) of the issued and outstanding shares of all classes of capital stock of such Subsidiary or Partnership/LLC Interests of such Subsidiary owned by such Pledgor. In addition, any sums paid to such Pledgor upon or in respect of such Collateral upon the liquidation or dissolution of any Issuer or Partnership/LLC shall be held by the Administrative Agent as additional collateral security for the Obligations.

                  (c) Without the prior written consent of the Administrative Agent, such Pledgor will not (i) vote to

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         enable,   or  take  any  other   action  to   permit,   any  Issuer  or
         Partnership/LLC listed under such Pledgor's name on Schedule I to issue any stock, partnership interests, limited liability company interests or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock, partnership interests, limited liability company interests or other equity securities of any nature of such Issuer or Partnership/LLC, (ii) except as expressly provided to the contrary herein, consent to any modification, extension or alteration of the material terms of any partnership agreement or operating agreement of any such Partnerships/LLCs, (iii) accept a surrender of
         any   partnership   agreement  or  operating   agreement  of  any  such
         Partnerships/LLCs  or waive any material breach of or default under any
         partnership    agreement   or   operating   agreement   of   any   such
         Partnerships/LLCs by any other party thereto, (iv) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to the Collateral, except as permitted by the Loan Documents or the Infogrames Bridge Loan Documents, or (v) create, incur or permit to exist any Lien on or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Liens provided for by this Pledge Agreement or Permitted Liens. Such Pledgor will defend the right, title and interest of the Administrative Agent and Infogrames U.S. in and to the Collateral against the claims and demands of all Persons whomsoever.

                  (d) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Pledgor, such Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner reasonably satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Pledge Agreement.

                  (e) Such Pledgor agrees to pay when due, and to save each of the Administrative Agent, the Lenders and Infogrames U.S. harmless from, any and all liabilities with respect to, or resulting from any delay in paying (except due to any delay caused by the gross negligence or willful misconduct of the Administrative Agent, any such Lender or Infogrames U.S., respectively), any and all applicable stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

                  (f) On or prior to the formation or acquisition of any Subsidiary by such Pledgor, such Pledgor agrees to execute the Joinder Agreement, attached to the Credit Agreement (which among other things, supplements this Pledge Agreement), and such other documents and instruments as required pursuant to Section 8.12 of the Credit Agreement.

                  7. Cash Dividends and Distributons; Voting Rights. Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the Pledgors of the Administrative Agent's intent to exercise its rights pursuant to Paragraph 8 below, the Pledgor shall be permitted to receive all cash dividends and shareholder, partnership and membership distributions paid in accordance with the terms of the Credit Agreement and the Infogrames Bridge Loan Note in respect of the Collateral and to exercise all voting and corporate, partnership or membership rights, as applicable, with respect to the Collateral; provided, that no vote shall be cast or corporate, partnership or membership right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Notes, any other Loan Document, the Infogrames Bridge Loan Note, any other Infogrames Bridge Loan Document or this Pledge Agreement. The Administrative Agent shall execute and deliver all proxies and other instruments as any Pledgor may reasonably request from time to time for the purpose of enabling such Pledgor to exercise the voting and other rights that it is entitled to exercise and to receive the dividends and distributions that it is authorized to receive and retain pursuant to this Paragraph 7, in each case at the sole cost and expense of such Pledgor.

                  8. Rights of the Administrative Agent.

                  (a) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the Pledgors, (i) the Administrative Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock or partnership and membership distributions in respect of the Partnership/LLC Interests and make application thereof to the Obligations in accordance with Paragraph 15 hereof and (ii) all shares of the Pledged Stock and the Partnership/LLC Interests represented by instruments shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (A) all voting, corporate, partnership, membership and other rights pertaining to such Collateral at any meeting of shareholders, partners or members of the applicable entity or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Collateral as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the applicable entity, or upon the exercise by the relevant Pledgor or the Administrative Agent of any right, privilege or option pertaining to such Collateral, and in connection therewith, the right to deposit and deliver any and all of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  (b) The rights of the  Administrative  Agent,  the Lenders and
         Infogrames U.S. hereunder shall not be conditioned or contingent upon the pursuit by the Administrative Agent, any Lender or Infogrames U.S. of any right or remedy against any Pledgor or against any other Person which may be or become liable in respect of all or any part of the Obligations, or against any collateral security therefor, guarantee thereof or right of offset with respect thereto. None of the Administrative Agent, any Lender or Infogrames U.S. shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Administrative Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

                  9. Remedies.

                  (a) If an Event of Default shall occur and be continuing, the Administrative Agent may, upon the request of the Required Lenders or Infogrames U.S., as the case may be, exercise, on behalf of itself, the Lenders and Infogrames U.S. all rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, and in addition thereto, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing with regard to the scope of the
         Administrative Agent's remedies, the Administrative Agent without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by Applicable Law referred to below) to or upon any Pledgor, any Issuer, any Partnership/LLC or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Administrative Agent, any Lender or Infogrames U.S. or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent, any Lender, Infogrames U.S. or any Affiliate of any thereof shall have the right upon any such public sale or sales, and, to the extent permitted by Applicable Law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Pledgor, which right or equity is hereby waived or released. The Administrative Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent, the Lenders and Infogrames U.S. hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel thereto, to the payment in whole or in part of the Obligations then outstanding, in accordance with Paragraph 15 hereof, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of Applicable Law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to the relevant Pledgor. To the extent permitted by Applicable Law, the Pledgors waive all claims, damages and demands they may acquire against the Administrative Agent, any Lender or Infogrames U.S. arising out of the exercise by them of any rights hereunder. Written notice of a proposed sale or other disposition of Collateral shall be given to the appropriate Pledgors at least ten (10) Business Days before such sale or other disposition and shall be deemed reasonable and proper if so given. To the extent permitted by applicable law, the Pledgors further waive and agree not to assert any rights or privileges which they may acquire under Section 9-112 of the Code. Nothing in this Paragraph 9 or otherwise in this Pledge Agreement shall be construed to require the Administrative Agent to give any notice of an action not otherwise required by Applicable Law and the express provisions of this Pledge Agreement, the Credit Agreement, any other Loan Document, the Infogrames Bridge Loan Note or any other Infogrames Bridge Loan Document.

                  (b) Effective upon the occurrence and during the continuance of an Event of Default, each Pledgor hereby constitutes and appoints the Administrative Agent as its true and lawful attorney-in-fact, with full power of substitution and full power to do any and all things which the Administrative Agent deems advisable or necessary to be done hereunder as fully and effectively as such Pledgor might or could do but for this appointment and hereby ratifies all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof. Neither the Administrative Agent nor any of its agents shall be liable for any acts or omissions or for any error in judgment or mistake of fact or law in its capacity as such attorney-in-fact, except due to its gross negligence or willful misconduct. This power of attorney is coupled with an interest and shall be irrevocable so long as any Obligations shall remain outstanding or the Aggregate Commitment shall remain in effect.

                  10. Indemnity and Expenses. Each Pledgor hereby, jointly and severally, agrees to pay to the Administrative Agent or Infogrames U.S., as the case may be, upon demand, the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Administrative Agent or Infogrames U.S., as the case may be may incur in connection with (i) the administration of this Pledge Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon the Collateral, (iii) the exercise or enforcement of any of the rights of the Administrative Agent, the Lenders and Infogrames U.S. hereunder or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

                  11. Registration Rights: Private Sales.

                  (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Paragraph 8, and if in the opinion of the Administrative Agent or Infogrames U.S. it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), each relevant Pledgor will use its best efforts to cause the applicable Issuer to (i) execute and deliver, and cause the directors and officers of the applicable Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Administrative Agent or Infogrames U.S., necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, or until all such Pledged Stock is sold and (iii) to make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Administrative Agent or Infogrames U.S., are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission appli-cable thereto. Each Pledgor agrees to use its best efforts to cause the applicable Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdic-tions which the Administrative Agent or Infogrames U.S. shall designate and to make available to its security holders, as soon as prac-ticable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

                  (b) Each Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the applicable Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the applicable Issuer would agree to do so.

                  (c) Each Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this Paragraph 11 valid and binding and in compliance with any and all other Applicable Laws. Each Pledgor further agrees that a breach of any of the covenants contained in this Paragraph 11 will cause irreparable injury to the Administrative Agent, the Lenders and Infogrames U.S. not compensable in damages, that the Administrative Agent, the Lenders and Infogrames U.S. have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Paragraph 11 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

                  12.  Amendments,  etc. With Respect to the  Obligations.  Each
Pledgor  shall  remain  obligated  hereunder,  and the  Collateral  shall remain subject to the Liens granted hereby, notwithstanding that, without any reservation of rights against such Pledgor, and without notice to or further assent by such Pledgor, any demand for payment of any of the Obligations made by the Administrative Agent, any Lender or Infogrames U.S., as the case may be, may be rescinded by the Administrative Agent, such Lender or Infogrames U.S., as the case may be, and any of the Obligations continued, and the Obligations, or the liability of such Pledgor or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Administrative Agent, any Lender or Infogrames U.S., as the case may be, and the Credit Agreement, the Notes, any other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as the Lenders (or the Required Lenders, as the case may be), or, with respect to the Infogrames Bridge Loan Note and Infogrames Bridge Loan Documents, as Infogrames U.S., may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Administrative Agent, any Lender or Infogrames U.S. for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. None of the Administrative Agent, any Lender or Infogrames U.S. shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for their respective Obligations or any property subject thereto. Each Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent, any Lender or Infogrames U.S. upon this Pledge Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Pledge Agreement; and all dealings between any Pledgor, on the one hand, and the Administrative Agent, the Lenders and Infogrames U.S., on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Pledge Agreement. To the extent permitted by Applicable Law, each Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon such Pledgor with respect to the Obligations.

                  13. No Subrogation. Notwithstanding any payment or payments made by any Pledgor hereunder, or any setoff or application of funds of any Pledgor by the Administrative Agent, or the receipt of any amounts by the Administrative Agent with respect to any of the Collateral, no Pledgor shall be entitled to be subrogated to any of the rights of the Administrative Agent against any guarantor or against any other collateral security held by the Administrative Agent for the payment of the Obligations, nor shall any Pledgor seek any reimbursement from any guarantor in respect of payments made by any Pledgor in connection with the Collateral, or amounts realized by the Administrative Agent in connection with the Collateral, until all amounts owing to the Administrative Agent, the Lenders and Infogrames U.S. on account of the Obligations are paid in full and the Credit Agreement and the Infogrames Bridge Loan Note are terminated. If any amount shall be paid to a Pledgor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Pledgor in trust for the Administrative Agent and Infogrames U.S., segregated from other funds of such Pledgor, and shall, forthwith upon receipt by such Pledgor, be turned over to the Administrative Agent in the exact form received by such Pledgor (duly endorsed by such Pledgor, if required) to be applied against the Obligations, whether matured or unmatured, in accordance with Paragraph 14 hereof.

                  14. Priorities Regarding Collateral. (a) Notwithstanding any statement or provision to the contrary contained in any Loan Document or any Infogrames Bridge Loan Document, any failure to file or record any financing statement or any continuations thereof under the Code or other law of any applicable jurisdiction with respect to the Collateral, and irrespective of the time, place, order or method of attachment or perfection of any Lien granted to the Administrative Agent, for the ratable benefit of the Lenders and the Administrative Agent, under this Pledge Agreement or any other Loan Document or any Lien granted to Infogrames U.S. under this Pledge Agreement or any other Infogrames Bridge Loan Document, or the time or order of filing or recording of financing statements or other notices of Liens granted pursuant hereto or thereto, and irrespective of anything contained in any filing or agreement to which the Borrower, any other Pledgor, the Administrative Agent, the Lenders or Infogrames U.S. may now or hereafter be a party, and irrespective of the ordinary rules of priority under the Code or under any other law governing the relative priorities of secured creditors, any Lien in the Collateral granted by the Borrower or any other Pledgor to the Administrative Agent, for the ratable benefit of the Lenders and the Administrative Agent, pursuant to this Pledge Agreement or any other Loan Document shall at all times (whether before, after or during the pendency of any bankruptcy, reorganization or other insolvency proceedings) have priority over and be senior to any Lien in the Collateral granted by the Borrower or any other Pledgor to Infogrames U.S. pursuant to this Pledge Agreement or any other Infogrames Bridge Loan Document.

                 (b)  Without notice to or further assent by Infogrames U.S. and without  modifying or limiting in any way the
subordination of the Liens granted in the Collateral to Infogrames U.S. to secure the Bridge Obligations to the Liens granted in the Collateral to the Administrative Agent, for the ratable benefit of the Lenders and the Administrative Agent, to secure the Bank Obligations:

                  (i) any demand for payment of any Bank Obligations made by the Administrative Agent or the Lenders may be rescinded in whole or in part by such Lenders, and any Bank Obligations may be continued, and the Bank Obligations, or the liability of the Borrower or any other Pledgor for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, or any obligation or liability of the Borrower or any other Pledgor with respect to such Bank Obligations under the Credit Agreement or any other Loan Document may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released by the Administrative Agent, acting at the direction of the Lenders pursuant to the Credit Agreement; and

                  (ii) the Credit Agreement and any other Loan Document may be amended, modified, supplemented or terminated, in whole or in part, in each case in respect of the Bank Obligations, and any Collateral may be exchanged, waived, surrendered or released, in each case in respect of the Bank Obligations.

                  (c) The terms of this Paragraph 14 and the subordination of the Liens granted in the Collateral to Infogrames U.S. pursuant to this Pledge Agreement to secure the Bridge Obligations to the Liens granted in the Collateral to the Administrative Agent, for the ratable benefit of the Lenders and the Administrative Agent, to secure the Bank Obligations in the manner and to the extent set forth herein, shall not be affected by any exercise of, or failure to exercise, any right, power or remedy, or any waiver, consent release, increase, extension, renewal, modification, delay or non-perfection under or in respect of the Bank Obligations, this Pledge Agreement, the other Loan Documents, the Bridge Obligations, the other Infogrames Bridge Loan Documents or the Collateral. The Bank Obligations shall be deemed conclusively to have been created, contracted or incurred in reliance upon this Pledge Agreement, and all dealings among the Administrative Agent and the Lenders on the one hand, and Infogrames U.S. on the other hand, shall be deemed to have been consummated in reliance upon this Pledge Agreement.

                  15. Application of Proceeds. In order to implement the subordination established pursuant to this Pledge Agreement of the Liens securing the Bridge Obligations to the Liens securing the Bank Obligations, and in order to implement the agreement of the Administrative
Agent, on behalf of the Lenders and the Administrative Agent, and Infogrames U.S. with respect to the application of the proceeds of the Collateral, the Administrative Agent, Infogrames U.S. and each Pledgor agree that upon the occurrence and during the continuance of an Event of Default on or after the date of termination of the Transaction Documentation, any money, property, securities or other distributions received by any Pledgor, the Administrative Agent, any Lender or Infogrames U.S. from the sale, disposition or other realization upon all or any part of the Collateral shall be delivered to the Administrative Agent in the form received, duly indorsed to the Administrative Agent, if required, and applied as follows:

                  (a) First, to the payment in full of all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) paid or incurred by the Administrative Agent, or any Lender, or paid or incurred by Infogrames U.S. at any time after the Standstill Expiration Date, in connection with the realization on the Collateral or the protection of the rights and interests of the Administrative Agent, the Lenders or Infogrames U.S. therein, as the case may be;

                  (b) Second, to the Administrative Agent, for the ratable benefit of the Lenders and the Administrative Agent, until an aggregate of $75,000,000 of the Bank Obligations have been paid in full, such amounts to be applied to the Bank Obligations in accordance with
         Section 4.5 of the Credit Agreement;

                  (c)  Third,   on  a  pro  rata  basis  (based  upon  the  then
         outstanding aggregate amount of the Bank Obligations and the then outstanding aggregate amount of the Bridge Obligations other than the Bridge Obligations referenced in clause (d) below) to the Administrative Agent, for the ratable benefit of the Lenders and the
         Administrative Agent (such amounts to be applied to the Bank Obligations in accordance with Section 4.5 of the Credit Agreement), and to Infogrames U.S. (for application to the Bridge Obligations) until all of the Bank Obligations and all such Bridge Obligations have been paid in full;

                  (d) Fourth, to Infogrames U.S., all Bridge Obligations constituting obligations of the Borrower under the Infogrames Securities Purchase Agreement to pay or reimburse Infogrames or Infogrames U.S. for costs and expenses

         (including without limitation, reasonable fees and disbursements of counsel to Infogrames or Infogrames U.S.) incurred or paid by Infogrames or Infogrames U.S. in connection with the Infogrames Securities Purchase Agreement other than any such costs and expenses relating to the Infogrames Bridge Loan; and

                  (e) Fifth, after the indefeasible payment in full of the Obligations, to the Borrower or the applicable Pledgor, or its representative or as a court of competent jurisdiction may direct, any surplus then remaining.

                  16. Standstill Period in Respect of Bridge Obligations. (a) Notwithstanding anything to the contrary contained in this Pledge Agreement, any other Loan Document or any other Infogrames Bridge Loan Document, Infogrames U.S. agrees and acknowledges that prior to the earlier of September 30, 2000 or the nine (9) month anniversary of the date upon which the Transaction Documentation is terminated (such earlier date, the "Standstill Expiration Date"):

                           (i) other than (A) the right to receive payment in full of the Bridge Obligations on the Transaction Closing Date and (B) any right to receive payments on account of the Bridge Obligations in accordance with Paragraph 15 (and the corresponding provisions of the other Loan Documents and Infogrames Bridge Loan Documents), Infogrames U.S. shall not, nor shall it seek to, exercise or enforce any right or remedy under this Pledge Agreement, any other Infogrames Bridge Loan Document or applicable law with respect to the Collateral or the Bridge Obligations, including without limitation, any of the following: (1) exercise any rights or remedies with respect to any Collateral; or (2) seek to notify obligors of any security interest in all or any of the Collateral; or (3) institute any action or proceeding with respect to such rights or remedies with respect to any Collateral, including without limitation, any action of foreclosure; or (4) contest, protest or object to any exercise of rights or enforcement of remedies by the Administrative Agent;

                           (ii) Infogrames U.S. will not interfere with, seek to enjoin or invoke or utilize any provision of any document, law or equitable principle which might prevent, delay or impede the enforcement (in the discretion of the Administrative Agent, acting at the direction of the Required Lenders) of the rights of the Administrative Agent under this Pledge Agreement or any other Loan Document or applicable law with respect to the Collateral, including without limitation, to pursue foreclosure or to seek to lift the automatic stay in any bankruptcy, reorganization or other insolvency proceedings involving the Borrower or any other Pledgor;

                           (iii) the Lenders shall have the sole right to consent to any proposed sale or other disposition of the Collateral and to release any or all of the Collateral from any Lien granted herein, whether such sale or disposition is made by the Borrower or any other Pledgor, whether at private sale or pursuant to foreclosure, bankruptcy or other judicial or non-judicial proceedings and regardless of whether the proceeds of any such disposition would be sufficient to pay in full the Bank Obligations and the Bridge Obligations, and upon any such sale or other disposition, Infogrames U.S.'s junior Lien on the portion of the Collateral sold or disposed of shall, subject to clause (i) above, be automatically extinguished and discharged; and

                           (iv) in exercising rights and remedies with respect to the Collateral, the Administrative Agent and the Lenders may enforce the provisions of this Pledge Agreement and exercise remedies hereunder and under any other Loan Document or applicable law (or refrain from enforcing such rights and exercising such remedies), all in such order and in such manner as they may determine in the exercise of their sole discretion, and such exercise and enforcement of rights and remedies with respect to the Collateral shall include, without limitation, the rights to collect, sell, dispose of or otherwise realize upon all or any part of the Collateral, to incur expenses in connection with such collection, sale, disposition or other realization and to exercise all the rights and remedies of a secured lender under the Code of any applicable jurisdiction.

                  (b) On and after the Standstill Expiration Date, the provisions of Paragraph 16(a) above shall no longer apply and Infogrames U.S. may at any time after the occurrence and during the continuance of an Event of Default under the Infogrames Bridge Loan Documents, but subject to Paragraph 15 with respect to the application of payments and proceeds in respect of the Collateral, (a) exercise or enforce any right or remedy under applicable law in respect of the Bridge Obligations and (b) instruct the Administrative Agent to immediately commence the exercise of rights and remedies under this Pledge Agreement in respect of the Collateral (and the manner in which to commence such exercise of rights and remedies) unless the Administrative Agent has already commenced the exercise thereof, provided that, subject to Infogrames U.S.'s right to exercise any other rights and remedies under applicable law in respect of the Bridge Obligations, and subject to Paragraph 15 with respect to the application of payments and proceeds in respect of the Collateral, the exercise of rights and remedies with respect to the Collateral shall be exercised solely by the Administrative Agent (acting at the direction of Infogrames U.S. if such rights and remedies were not already exercised or being exercised by the Administrative Agent as of the Standstill Expiration Date).

                  17. Appointment of Administrative Agent as Agent for Infogrames U.S. In order to further perfect and protect the Liens on the Collateral granted to Infogrames U.S. pursuant to this Pledge Agreement to secure the Bridge Obligations, Infogrames U.S. hereby authorizes and appoints the Administrative Agent to hold on Infogrames U.S.'s behalf and as its agent all Collateral granted hereunder for purposes of possession and control under the Code or other applicable law and to act on its behalf as otherwise set forth herein. The Administrative Agent, for itself and its successors, hereby accepts such authorization and appointment and Infogrames U.S. hereby releases the Administrative Agent from any liability whatsoever (other than liability resulting from the Administrative Agent's willful misconduct or gross negligence) in connection with such authorization and appointment. This authorization and appointment are a power coupled with an interest and are irrevocable. It is understood and agreed that the Administrative Agent may also hold Collateral for the benefit of the Lenders and the Administrative Agent.

                  18. Termination of Bridge Obligations. Upon payment in full of the Bridge Obligations on the Transaction Closing Date, all of the Liens on the Collateral granted by the Borrower and any other Pledgor to Infogrames U.S. pursuant to this Pledge Agreement and the other Infogrames Bridge Loan Documents to secure the Bridge Obligations shall be automatically terminated and released, Infogrames U.S. shall cease to be a party to this Pledge Agreement and Infogrames U.S. will, at the Administrative Agent's request and at the expense of the Borrower, execute and deliver to the Administrative Agent such documents as the Administrative Agent shall reasonably request to evidence the termination and release of all such Liens on the Collateral.

                  19. Limitation on Duties Regarding Collateral. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar securities and property for its own account. None of the Administrative Agent, any Lender, Infogrames U.S. or any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or otherwise.

                  20. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral constitute irrevocable powers coupled with an interest.

                  21. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  22. Paragraph Headings. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  23. No Waiver; Cumulative Remedies. None the Administrative Agent, any

Lender, or Infogrames U.S. shall by any act (except by a written instrument pursuant to Paragraph 24) be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent, any Lender or Infogrames U.S., any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent, any Lender or Infogrames U.S. of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent, such Lender or Infogrames U.S. would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  24. Waivers and Amnendments; Successors and Assigns. None of the terms or provisions of this Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgors and the Administrative Agent and, to the extent affecting the security interests in favor of Infogrames U.S., Infogrames U.S.; provided that any consent by the Administrative Agent to any waiver, amendment, supplement or modification hereto shall be subject to approval thereof by the Lenders or Required Lenders, as applicable, in accordance with Section 13.11 of the Credit Agreement. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgors and shall inure to the benefit of the Administrative Agent, the Lenders, Infogrames U.S. and their respective permitted successors and assigns.

                  25. Notices. All notices and communications to the Administrative Agent, a Lender or a Pledgor shall be made in accordance with
Section 13.1 of the Credit Agreement and given to the addresses or transmission numbers for notices set forth in the Credit Agreement, in the case of the Administrative Agent or a Lender, or under its signature below, in the case of a Pledgor. All notices and communications to Infogrames U.S. shall be made in accordance with the Infogrames Bridge Loan Note and given to the address or transmission number for notices set forth therein.

                  26.   Control   Agreement;   Acknowledgment   by  Issuers  and
Partnership/LLC.

                   (a)  Each  Pledgor  hereby   authorizes  and  instructs  each
         applicable Issuer and Partnership/LLC to comply, and each Issuer and Partnership/LLC hereby agrees to so comply, with any instruction received thereby from the Administrative Agent in accordance with the terms of this Pledge Agreement with respect to the Collateral, without any consent or further instructions from such Pledgor (or other registered owner), and such Pledgor agrees that such Issuer and Partnership/LLC shall be fully protected in so complying. Each Partnership/LLC agrees that its agreement set forth in the preceding sentence shall be sufficient to create in favor of the Administrative Agent, for the benefit of the Lenders, the Administrative Agent and Infogrames U.S. "control" of the Partnership/LLC Interests within the
         meaning   of  such   term   under   Section   8-106(c)   of  the

         Code. Notwithstanding the foregoing, nothing in this Pledge Agreement is intended or shall be construed to mean or imply that the Partnership/LLC Interests constitute "securities" within the meaning of such term under Section 8-102(a)(15) of the Code or otherwise to limit or modify the application of Section 8-103(c) of the Code. Rather, the Administrative Agent and Infogrames U.S. have requested that this provision be included in this Pledge Agreement solely out of an abundance of caution in the event the Partnership/LLC Interests are, nevertheless, deemed to constitute "securities" under the Code.

                  (b) Each Issuer and Partnership/LLC  acknowledges receipt of a copy of this Pledge Agreement and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. Each Issuer and Partnership/LLC agrees to notify the Administrative Agent and Infogrames U.S. promptly in writing of the occurrence of any of the events described in Paragraph 6(c). Each Issuer and Partnership/LLC further agrees that the terms of Paragraph 11 shall apply to it with respect to all actions that may be required of it under or pursuant to or arising out of Paragraph 9.

                  27. Authority of Administrative Agent. Each Pledgor acknowledges that the rights and responsibilities of the Administrative Agent under this Pledge Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, and as between the Administrative Agent and Infogrames U.S. be governed by Paragraph 17 herein, but, as between the Administrative Agent and such Pledgor, the Administrative Agent shall be conclusively presumed to be acting as agent for itself, the Lenders and Infogrames U.S., with full and valid authority so to act or refrain from acting, and neither such Pledgor nor any Issuer or Partnership/LLC shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                  28. Governing Law. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  29. Consent to Jurisdiction. Each Pledgor hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Pledge Agreement, the other Loan Documents and the other Infogrames Bridge Loan Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Pledgor at its address set forth under its signature below;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

                  30. Waiver of Jury Trial. EACH PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS PLEDGE AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY OTHER INFOGRAMES BRIDGE LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  31. Entire Agreement. This Pledge Agreement, together with the other Loan Documents and the other Infogrames Bridge Loan Documents, constitutes the entire agreement with respect to the subject matter hereof and supersedes all prior agreements with respect to the subject matter hereof.

                  32. Release and Termination.

                  (a) Upon any sale, lease, transfer or other disposition of any item of Collateral permitted in accordance with the terms of the Loan Documents, the Administrative Agent and Infogrames U.S. will, at the relevant Pledgor's expense, execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby.

                  (b) This Pledge Agreement shall remain in effect from the date hereof through and including the date upon which all Obligations shall have been indefeasibly and irrevocably paid and satisfied in full and the Aggregate Commitment is terminated and upon such date the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgors. Upon any such termination, (i) the Administrative Agent and Infogrames U.S. shall promptly assign, release, transfer and deliver to the appropriate Pledgors the Collateral pledged hereunder, all instruments of assignment executed in connection therewith, and all stock certificates or other certificates or instruments held by the Administrative Agent or Infogrames U.S. in connection therewith, together with all monies held by the Administrative Agent, Infogrames U.S. or any of their respective agents hereunder, free and clear of the Liens hereof and (ii) the Administrative Agent, the Lenders and Infogrames U.S. will promptly execute and deliver to the appropriate Pledgors such documents and instruments (including but not limited to appropriate UCC termination statements) as such Pledgors shall reasonably request to evidence such termination in each such case at the cost and expense of such Pledgors.


                            [Signature Pages Follow]

         IN WITNESS WHEREOF, each Pledgor has caused this Pledge Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

                                       GT INTERACTIVE SOFTWARE CORP.

                                          By: /s/ Thomas A. Heymann
                                             ----------------------------------
                                          Name: Thomas A. Heymann
                                          Title: Chief Executive Officer

                                       Address for notices:

                                          417 Fifth Avenue, 8th Floor
                                          New York, New York 10016
                                          Attention:  Chairman & CEO
                                          Telephone:  212-726-6500
                                          Telecopy:    212-726-6590


                                       HUMONGOUS ENTERTAINMENT, INC.

                                          By: /s/ Thomas A. Heymann
                                             ----------------------------------
                                          Name: Thomas A. Heymann
                                          Title: Chairman of the Board

                                      Address for notices:

                                          417 Fifth Avenue, 8th Floor
                                          New York, New York 10016
                                          Attention: Chairman & CEO of GT
                                                     Interactive Software Corp.
                                          Telephone: 212-726-6500
                                          Telecopy:  212-726-6590


                                      WIZARDWORKS GROUP, INC.


                                          By: /s/ Thomas A. Heymann
                                             ----------------------------------
                                          Name: Thomas A. Heymann
                                          Title: President

                                      Address for notices:

                                          417 Fifth Avenue, 8th Floor
                                          New York, New York 10016
                                          Attention: Chairman & CEO of GT
                                                     Interactive Software Corp.
                                          Telephone: 212-726-6500
                                          Telecopy:  212-726-6590

                                     SINGLETRAC ENTERTAINMENT TECHNOLOGIES, INC.

                                           By: /s/ Thomas A. Heymann
                                              ---------------------------------
                                           Name: Thomas A. Heymann
                                           Title: Chairman of the Board and
                                                  President

                                     Address for notices:

                                           417 Fifth Avenue, 8th Floor
                                           New York, New York 10016
                                           Attention: Chairman & CEO of GT
                                                      Interactive Software Corp.
                                           Telephone: 212-726-6500
                                           Telecopy:   212-726-6590


                                     SWAN ACQUISITION CORP.


                                           By: /s/ Thomas A. Heymann
                                              ---------------------------------
                                           Name: Thomas A. Heymann
                                           Title: Chairman of the Board and
                                                  President

                                     Address for notices:

                                           417 Fifth Avenue, 8th Floor
                                           New York, New York 10016
                                           Attention: Chairman & CEO of GT
                                                      Interactive Software Corp.
                                           Telephone: 212-726-6500
                                           Telecopy:  212-726-6590

                                     CANDEL INC.


                                           By: /s/ Thomas A. Heymann
                                              ---------------------------------
                                           Name: Thomas A. Heymann
                                           Title: Chairman of the Board and
                                                  Chief Executive Officer

                                     Address for notices:

                                           417 Fifth Avenue, 8th Floor
                                           New York, New York 10016
                                           Attention: Chairman & CEO of GT
                                                      Interactive Software Corp.
                                           Telephone: 212-726-6500
                                           Telecopy:  212-726-6590


                                     FORMGEN, INC.

                                           By: /s/ Thomas A. Heymann
                                              ---------------------------------
                                           Name: Thomas A. Heymann
                                           Title: Chairman of the Board and
                                                  Chief Executive Officer

                                     Address for notices:

                                           417 Fifth Avenue, 8th Floor
                                           New York, New York 10016
                                           Attention: Chairman & CEO of GT
                                                      Interactive Software Corp.
                                           Telephone: 212-726-6500
                                           Telecopy:  212-726-6590

                                     GOLD MEDALLION SOFTWARE INC.


                                           By: /s/ Thomas A. Heymann
                                              ---------------------------------
                                           Name: Thomas A. Heymann
                                           Title: Chairman of the Board and
                                                  Chief Executive Officer

                                     Address for notices:

                                           417 Fifth Avenue, 8th Floor
                                           New York, New York 10016
                                           Attention: Chairman & CEO of GT
                                                      Interactive Software Corp.
                                           Telephone: 212-726-6500
                                           Telecopy:  212-726-6590


                                     MEDIATECHNICS LTD.

                                           By: /s/ Thomas A. Heymann
                                              ---------------------------------
                                           Name: Thomas A. Heymann
                                           Title: Chairman of the Board and
                                                  Chief Executive Officer

                                     Address for notices:

                                            417 Fifth Avenue, 8th Floor
                                            New York, New York 10016
                                            Attention: Chairman & CEO of GT
                                                       Interactive Software
                                                       Corp.
                                            Telephone: 212-726-6500
                                            Telecopy:  212-726-6590


                                     LEGEND ENTERTAINMENT COMPANY LLC


                                           By: /s/ Thomas A. Heymann
                                              ---------------------------------
                                           Name: Thomas A. Heymann
                                           Title: Chief Executive Officer

                                     Address for notices:

                                           417 Fifth Avenue, 8th Floor
                                           New York, New York 10016
                                           Attention: Chairman & CEO of GT
                                                      Interactive Software Corp.
                                           Telephone: 212-726-6500
                                           Telecopy:  212-726-6590


                                     FIRST UNION NATIONAL BANK,
                                     as Administrative Agent


                                           By: /s/ John McGowan
                                              ---------------------------------
                                           Name: John McGowan
                                           Title: Senior Vice President


                                     CALIFORNIA U.S. HOLDINGS, INC.


                                           By: /s/ Bonnell Bruno
                                              ---------------------------------
                                           Name: Bonnell Bruno
                                           Title: President and Chief Executive
                                                  Officer